UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

July 27, 2017

Date of Report (Date of earliest event reported)

PLYMOUTH INDUSTRIAL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

MARYLAND	001-38106	27-54466153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Franklin Street, 6th Floor

Boston, MA 02110

(Address of Principal Executive Offices) (Zip Code)

(617) 340-3814

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry Into a Material Definitive Agreement.

On July 27, 2017, Plymouth Industrial REIT, Inc. (the “Company”) entered into a definitive agreement (the “Contribution Agreement”) to acquire two Class B industrial properties in Indianapolis, Indiana for total consideration of $16.875 million. The purchase price includes approximately $8.5 million in cash, and the issuance of the Company’s Operating Partnership units valued at approximately $8.375 million. The properties are projected to provide an initial yield of 8.5%. The closing, which is subject to customary closing conditions, is expected to be completed within 30 days.

Located in Shadeland I-70 Business Park one mile from the major interchange of I-70 and I-495, the properties are 94% leased and comprised of a 562,497-square-foot building and a 44,374-square-foot building. The largest of the five tenants include Pratt Visual Solutions, a provider of graphic communications solutions, and MicroMetl, a manufacturer of HVAC accessories, which together account for 89% of the space.

A copy of the Contribution Agreement is attached to this current report on Form 8-K as Exhibit 10.1 and is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Contribution Agreement and the transaction contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Contribution Agreement.

Item 7.01   Regulation FD Disclosure

The press release related to matters described above is attached hereto as Exhibit 99.1.

Such information is furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
10.1	Contribution Agreement, dated as of July 27, 2017, by and between 3035 North Shadeland Associates Limited Partnership and Plymouth Industrial OP, LP
99.1	Press Release dated July 28, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLYMOUTH INDUSTRIAL REIT, INC.

Date: August 1, 2017	By:	/s/ Jeffrey E. Witherell
Jeffrey E. Witherell
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Contribution Agreement, dated as of July 27, 2017, by and between 3035 North Shadeland Associates Limited Partnership and Plymouth Industrial OP, LP
99.1	Press Release dated July 28, 2017